UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               October 26, 2006

SPHERIX® INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12051 Indian Creek Court, Beltsville, Maryland		20705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code       301-419-3900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.               Entry Into a Material Definitive Agreement.

Spherix Incorporated (the “Company”) has entered into separate settlement agreements with ReserveAmerica and the United States Government.  These agreements end the longstanding legal dispute over the Government’s award of the National Recreation Reservation Service (“NRRS”) contract to ReserveAmerica.

The settlement agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2, provide for aggregate payment to the Company of $6 million in exchange for the Company’s agreement to no longer contest the award of the NRRS contract to ReserveAmerica.

Item 9.01.                                              Financial Statements and Exhibits.

Exhibit 10.1                                    Settlement Agreement between Spherix Incorporated and The United States of America

Exhibit 10.2                                    Settlement Agreement between ReserveAmerica Holdings, Inc. and Spherix Incorporated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

SPHERIX INCORPORATED

Date: October 26, 2006	/s/ Richard C. Levin
	Name:	Richard C. Levin
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit		Page

Exhibit 10.1	Settlement Agreement between Spherix Incorporated and	4
	The United States of America

Exhibit 10.2	Settlement Agreement between ReserveAmerica Holdings, Inc.	7
	and Spherix Incorporated